EXHIBIT 32.1
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald M. Lombardi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Prestige Consumer Healthcare Inc. on Form 10-Q for the quarter ended June 30, 2021, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Prestige Consumer Healthcare Inc.

/s/ Ronald M. Lombardi
Name: Ronald M. Lombardi
Title: Chief Executive Officer
(Principal Executive Officer)
Date: August 5, 2021